SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                              [ X]

Filed by a party other than the registrant           [  ]

Check the appropriate box:

[   ]    Preliminary proxy statement          [ ] Confidential, for use of the
                                                  Commission only (as
[ X]     Definitive proxy statement               permitted  Rule 14a-6(e)(2)

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


                (Name of Registrant as Specified in Its Charter)

                           TEMPLETON DRAGON FUND, INC.

                   (Name of Person(s) Filing Proxy Statement)

                           TEMPLETON DRAGON FUND, INC.

Payment of filing fee (Check the appropriate box):

[X ] No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[   ]    Fee paid previously with preliminary material.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

                         TEMPLETON DRAGON FUND, INC.
                      IMPORTANT SHAREHOLDER INFORMATION

This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1.


WE URGE YOU TO REVIEW THE PROXY STATEMENT CAREFULLY. THEN, FILL OUT YOUR PROXY CARD AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR PROXY TO US. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.

                         TEMPLETON DRAGON FUND, INC.
                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting ("Meeting") of shareholders of Templeton Dragon Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, September 23, 1997 at 2:00 PM (EDT).

   During the Meeting, shareholders of the Fund will vote on four proposals:

   1. The election of Directors of the Fund to hold office for the terms specified;

   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998;

   3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund; and


   4. The transaction of any other business as may properly come before the Meeting.


By order of the Board of Directors,
Barbara J. Green,
Secretary
August 1, 1997

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND
WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN. JAPANESE SHAREHOLDERS OF THE FUND SHOULD BE AWARE THAT JAPAN SECURITIES CLEARING CORPORATION MAY EXERCISE A VOTE ON PROPOSALS 1 AND 2 ON YOUR BEHALF IF YOU DO NOT RETURN A PROXY CARD.

                         TEMPLETON DRAGON FUND, INC.
                               PROXY STATEMENT

  INFORMATION ABOUT VOTING:


  WHO IS ELIGIBLE TO VOTE?
Shareholders of record at the close of business on June 27, 1997 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about August 1, 1997. ON WHAT ISSUES AM I BEING ASKED TO VOTE? You are being asked to vote on four proposals:

 1. The election of five nominees to the position of Director;
 2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1998;
 3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund; and
 4. The transaction of any other business that may properly come before the Meeting.

  HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?
The Directors unanimously recommend that you vote:
 1. FOR the election of nominees;
 2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund;
 3. AGAINST the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund; and
 4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.
HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?
You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are properly signed, dated and received by the close of business on Monday, September 22, 1997 will be voted as specified. If you specify a vote for any of the proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 4, your shares will be voted in favor of the nominees for Director (Proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), against the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund (Proposal 3), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (Proposal
4). CAN I REVOKE MY PROXY? You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

  THE PROPOSALS:
1. ELECTION OF DIRECTORS:
HOW ARE NOMINEES SELECTED?
The Board of Directors of the Fund (the "Board") has a standing Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates. WHO ARE THE NOMINEES AND DIRECTORS? The Board is divided into three classes and each year the term of office of one class expires. John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2000 Annual Meeting of Shareholders. Edith E. Holiday has been nominated for a one-year term, set to expire at the 1998 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"). Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H.
Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Fund's investment manager and fund administrator are indirect wholly-owned subsidiaries of Resources. There are no family relationships among any of the Directors or nominees for Director.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors. Listed below, for each nominee and Director, is a brief description of recent professional experience, as well as each such person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds:

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

JOHN WM. GALBRAITH            President of Galbraith Properties,    1,029(**)           2,359,596
 Director since 1995          Inc. (personal investment company);
                              director of Gulf West Banks, Inc.
                              (bank holding company)
                              (1995-present); formerly, director of
                              Mercantile Bank (1991-1995), vice
                              chairman of Templeton, Galbraith &
                              Hansberger Ltd. (1986-1992), and
                              chairman of Templeton Funds
                              Management, Inc. (1974-1991); and
                              director or trustee, as the case may
                              be, of 22 of the investment companies
                              in the Franklin Templeton Group of
                              Funds.
                              Age 75.

BETTY P. KRAHMER              Director or trustee of various civic  9,000(**)              87,791
 Director since 1994          associations; formerly, economic
                              analyst, U.S. government; and
                              director or trustee of 23 of the
                              investment companies in the Franklin
                              Templeton Group of Funds. Age 68.

                                5






                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
GORDON S. MACKLIN             Chairman of White River Corporation   2,000(**)           165,409
 Director since 1994          (financial services); director of
                              Fund American Enterprises Holdings,
                              Inc., MCI Communications Corporation,
                              CCC Information Services Group, Inc.
                              (information services), MedImmune,
                              Inc. (biotechnology), Shoppers
                              Express, Inc. (home shopping) and
                              Spacehab, Inc. (aerospace
                              technology); formerly, chairman of
                              Hambrecht and Quist Group; director
                              of H&Q Healthcare Investors, and
                              president of the National Association
                              of Securities Dealers, Inc.; and
                              director or trustee, as the case may
                              be, of 50 of the investment companies
                              in the Franklin Templeton Group of
                              Funds. Age 69.

FRED R. MILLSAPS              Manager of personal investments              0            495,283
 Director since 1994          (1978-present); director of various
                              business and  nonprofit  organizations;  formerly,
                              chairman and chief  executive  officer of Landmark
                              Banking  Corporation  (1969-1978),  financial vice
                              president of Florida Power and Light  (1965-1969),
                              and vice president of The Federal  Reserve Bank of
                              Atlanta  (1958-1965);  and director or trustee, as
                              the case may be, of 24 of the investment companies
                              in the Franklin Templeton Group of Funds.
                              Age 68.

                                6





                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON              Chairman of the board, president and  500(**)             270,600
 Director since 1994          chief executive officer of General
                              Host  Corporation  (nursery  and  craft  centers);
                              director  of RBC  Holdings  Inc.  (a bank  holding
                              company) and Bar-S Foods (a meat packing company);
                              and director or trustee, as the case may be, of 53
                              of  the  investment   companies  in  the  Franklin
                              Templeton Group of Funds. Age 65.

NICHOLAS F. BRADY*            Chairman of Templeton Emerging             0               17,805
 Director since 1994          Markets Investment Trust PLC;
                              chairman of  Templeton  Latin  America  Investment
                              Trust PLC; chairman of Darby Overseas Investments,
                              Ltd. (an investment firm) (1994-present); chairman
                              and  director  of  Templeton  Central  and Eastern
                              European  Investment  Company;   director  of  the
                              Amerada Hess  Corporation,  Christiana  Companies,
                              and the H.J. Heinz Company; formerly, Secretary of
                              the  United  States  Department  of  the  Treasury
                              (1988-1993)  and  chairman of the board of Dillon,
                              Read & Co.  Inc.  (investment  banking)  prior  to
                              1988; and director or trustee, as the case may be,
                              of 23 of the investment  companies in the Franklin
                              Templeton Group of Funds. Age 67.

                                7




                                                                                SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
S. JOSEPH FORTUNATO           Member of the law firm of Pitney,     100(**)             372,998
 Director since 1994          Hardin, Kipp & Szuch; director of
                              General Host Corporation (nursery and
                              craft centers); and director or
                              trustee, as the case may be, of 55 of
                              the investment companies in the
                              Franklin Templeton Group of Funds.
                              Age 65.

NOMINEE TO SERVE UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

EDITH E. HOLIDAY              Director (1993-present) of Amerada    0                       248
 Director since 1996          Hess Corporation and Hercules
                              Incorporated; director of Beverly
                              Enterprises, Inc. (1995-present) and
                              H.J. Heinz Company (1994-present);
                              chairman (1995-present) and trustee
                              (1993-present) of National Child
                              Research Center; formerly, assistant
                              to the President of the United States
                              and Secretary of the Cabinet
                              (1990-1993), general counsel to the
                              United States Treasury Department
                              (1989-1990), and counselor to the
                              Secretary and Assistant Secretary for
                              Public Affairs and Public Liaison--
                              United States Treasury Department
                              (1988-1989); and director or trustee
                              as the case may be, of 16 of the
                              investment companies in the Franklin
                              Templeton Group of Funds.
                              Age 45.

                                8




                                                                               SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

MARTIN L. FLANAGAN*           Senior vice president, treasurer and         1,000(**)           2,803
 Director and Vice President  chief financial officer of Franklin
 since 1994                   Resources, Inc.; director and
                              executive vice  president of Templeton  Worldwide,
                              Inc.; director, executive vice president and chief
                              operating officer of Templeton Investment Counsel,
                              Inc.;  senior  vice  president  and  treasurer  of
                              Franklin  Advisers,  Inc.;  treasurer  of Franklin
                              Advisory  Services,   Inc.;  treasurer  and  chief
                              financial officer of Franklin  Investment Advisory
                              Services,  Inc.;  president of Franklin  Templeton
                              Services, Inc.; senior vice president of Franklin/
                              Templeton  Investor  Services,  Inc.;  and officer
                              and/or director or trustee, as the case may be, of
                              58 of the  investment  companies  in the  Franklin
                              Templeton Group of Funds. Age 37.

                                9





                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                        SHARES OWNED       TEMPLETON
                                                                     BENEFICIALLY IN THE GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION          FUND AND % OF TOTAL (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE              OUTSTANDING ON     FUND) AS OF
         WITH THE FUND                     YEARS AND AGE                MAY 31, 1997     APRIL 18, 1997
----------------------------- ------------------------------------- ------------------- --------------
ANDREW H. HINES, JR.          Consultant for the Triangle                   0                 27,488
 Director since 1994          Consulting Group; executive-
                              in-residence  of  Eckerd  College  (1991-present);
                              formerly,   chairman   of  the   board  and  chief
                              executive officer of Florida Progress  Corporation
                              (1982-1990)   and   director  of  various  of  its
                              subsidiaries; and director or trustee, as the case
                              may be, of 24 of the  investment  companies in the
                              Franklin Templeton Group of Funds.
                              Age 74.

CHARLES B. JOHNSON*            President, chief executive officer,          10,000 (**)         2,086,567
 Chairman of the Board since   and director of Franklin  Resources,
 1995 and Vice President       Inc.; chairman of the board and director of
 since 1994                    Franklin Advisers, Inc.,
                              Franklin Investment  Advisory Services,   Inc.,
                              Franklin Advisory  Services, Inc., and Franklin
                              Templeton  Distributors,  Inc.; director   of
                              Franklin/Templeton Investor  Services,  Inc.,
                              Franklin  Templeton Services, Inc., and General
                              Host Corporation (nursery and craft centers); and
                              officer and/or director or trustee,  as the case
                              may  be, of most of the other subsidiaries of
                              Franklin Resources, Inc. and 54 of the investment
                              companies in  the Franklin  Templeton Group of
                              Funds. Age 64.

 * Nicholas F. Brady, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources. Mr. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").
** Less than 1%.

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID? The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the total net assets in each fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $6,000 and a fee of $500 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee and/or Nominating and Compensation Committee meeting attended. Independent Directors and Mr. Brady are reimbursed by the Fund for any expenses incurred in attending Board and Committee meetings. During the fiscal year ended March 31, 1997, there were five meetings of the Board, two meetings of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meetings of the Nominating and Compensation Committee. Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd. - Hong Kong Branch (the "Investment Manager") and its
affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The following table shows the compensation paid to Independent Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:

                         AGGREGATE     NUMBER OF BOARDS WITHIN THE   TOTAL COMPENSATION FROM
                        COMPENSATION   FRANKLIN TEMPLETON GROUP OF   THE FRANKLIN TEMPLETON
   NAME OF DIRECTOR    FROM THE FUND* FUNDS ON WHICH DIRECTOR SERVES    GROUP OF FUNDS**
--------------------- -------------- ------------------------------ -----------------------
Harris J. Ashton          $7,050         53                             $343,592
F. Bruce Clarke***         4,518         0                                69,500
Andrew H. Hines, Jr.       8,518         24                              130,525
Hasso-G von
 Diergardt-Naglo****       1,700         0                                66,375
Betty P. Krahmer           7,050         23                              119,275
Fred R. Millsaps           8,518         24                              130,525
S. Joseph Fortunato        7,050         55                              360,412
Gordon S. Macklin          7,050         50                              335,542
John Wm. Galbraith         8,168         22                              102,475
Nicholas F. Brady          7,050         23                              119,275
Edith E. Holiday*****      4,000         16                               15,450

    * For the fiscal year ended March 31, 1997.
   ** For the calendar year ended December 31, 1996.
  *** Mr. Clarke resigned as a Director on October 20, 1996.
 **** Mr. von Diergardt-Naglo did not stand for re-election at the July 24,
       1996 shareholders meeting.
***** Ms. Holiday was appointed to the Board on December 3, 1996.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?
Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

           NAME AND OFFICES                                  PRINCIPAL OCCUPATION
            WITH THE FUND                               DURING PAST FIVE YEARS AND AGE
------------------------------------ -------------------------------------------------------------------
CHARLES B. JOHNSON                   See Proposal 1, "Election of Directors."
 Chairman of the Board since 1995
 and Vice President since 1994

J. MARK MOBIUS                       Portfolio manager of various Templeton advisory affiliates;
 President since 1994                managing director of Templeton Asset Management Ltd.; formerly, president of International Investment Trust
                                     Company  Limited   (investment  manager  of
                                     Taiwan   R.O.C.   Fund)   (1986-1987)   and
                                     director  of  Vickers  da Costa,  Hong Kong
                                     (1983-1986);   and  officer  of  8  of  the
                                     investment   companies   in  the   Franklin
                                     Templeton Group of Funds.
                                     Age 60.

                               12





           NAME AND OFFICES                                  PRINCIPAL OCCUPATION
            WITH THE FUND                               DURING PAST FIVE YEARS AND AGE
------------------------------------ -------------------------------------------------------------------
RUPERT H. JOHNSON, JR.               Executive vice president and director of Franklin Resources, Inc.
 Vice President since 1996           and Franklin Templeton Distributors, Inc.; president and director of  Franklin  Advisers,  Inc.;  senior vice
                                     president and director of Franklin Advisory
                                     Services,       Inc.;      director      of
                                     Franklin/Templeton Investor Services, Inc.;
                                     and officer and/or director or trustee,  as
                                     the case may be, of most other subsidiaries
                                     of Franklin  Resources,  Inc. and 58 of the
                                     investment   companies   in  the   Franklin
                                     Templeton Group of Funds. Age 56.

HARMON E. BURNS                      Executive vice president, secretary, and director of Franklin
 Vice President since 1996           Resources, Inc.; executive vice president and director of Franklin
                                     Templeton  Distributors,  Inc. and Franklin
                                     Templeton  Services,  Inc.;  executive vice
                                     president  of  Franklin   Advisers,   Inc.;
                                     director  of  Franklin/Templeton   Investor
                                     Services, Inc.; and officer and/or director
                                     or trustee,  as the case may be, of most of
                                     the   other    subsidiaries   of   Franklin
                                     Resources,  Inc.  and 58 of the  investment
                                     companies in the Franklin  Templeton  Group
                                     of Funds. Age 52.

CHARLES E. JOHNSON                   Senior vice president and director of Franklin Resources, Inc.;
 Vice President since 1996           senior vice president of Franklin Templeton Distributors, Inc.;
                                     president   and   director   of   Templeton
                                     Worldwide, Inc.; president, chief executive
                                     officer,   chief  investment   officer  and
                                     director of Franklin Institutional Services
                                     Corporation;   chairman   and  director  of
                                     Templeton  Investment  Counsel,  Inc.; vice
                                     president  of  Franklin   Advisers,   Inc.;
                                     officer  and/or  director,  of  some of the
                                     other  subsidiaries of Franklin  Resources,
                                     Inc.;  and  officer   and/or   director  or
                                     trustee,  as the case may be,  of 37 of the
                                     investment   companies   in  the   Franklin
                                     Templeton Group of Funds. Age 41.

DEBORAH R. GATZEK                    Senior vice president and general counsel of Franklin Resources,
 Vice President since 1996           Inc.; senior vice president of Franklin Templeton Services, Inc.
                                     and Franklin Templeton Distributors,  Inc.;
                                     vice president of Franklin  Advisers,  Inc.
                                     and Franklin Advisory Services,  Inc.; vice
                                     president,  chief  legal  officer and chief
                                     operating  officer of  Franklin  Investment
                                     Advisory Services,  Inc.; and officer of 58
                                     of the investment companies in the Franklin
                                     Templeton Group of Funds.
                                     Age 48.

                               13





           NAME AND OFFICES                                  PRINCIPAL OCCUPATION
            WITH THE FUND                               DURING PAST FIVE YEARS AND AGE
------------------------------------ -------------------------------------------------------------------
MARK G. HOLOWESKO                    President and director of Templeton Global Advisors Limited; chief
 Vice President since 1994           investment officer of global equity research for Templeton
                                     Worldwide,    Inc.;   president   or   vice
                                     president,  as  the  case  may  be,  of the
                                     Templeton   Funds;   formerly,   investment
                                     administrator    with   Roy   West    Trust
                                     Corporation  (Bahamas) Limited (1984-1985);
                                     and   officer  of  23  of  the   investment
                                     companies in the Franklin Templeton Group
                                     of Funds. Age 37.

MARTIN L. FLANAGAN                   See Proposal 1, "Election of Directors."
 Vice President and Director
 since 1994

SAMUEL J. FORESTER, JR.              Vice President of 10 of the investment companies in the Franklin
 Vice President since 1994           Templeton Group of Funds; formerly, president of the Templeton
                                     Global Bond Managers  Division of Templeton
                                     Investment   Counsel,   Inc.;  founder  and
                                     partner of  Forester,  Hairston  Investment
                                     Management  (1989-1990),  managing director
                                     (Mid-East Region) of Merrill Lynch, Pierce,
                                     Fenner & Smith Inc. (1987-1988) and advisor
                                     for   Saudi   Arabian    Monetary    Agency
                                     (1982-1987). Age 49.

JOHN R. KAY                          Vice president and treasurer of Templeton Worldwide, Inc.;
 Vice President since 1994           assistant vice president of Franklin Templeton Distributors, Inc.;
                                     formerly,  vice president and controller of
                                     the Keystone Group, Inc.; and officer of 27
                                     of the investment companies in the Franklin
                                     Templeton Group of Funds. Age 57.

ELIZABETH M. KNOBLOCK                General counsel, secretary and a senior vice president of Templeton
 Vice President--                    Investment Counsel, Inc.; senior vice president of Templeton Global
 Compliance since 1996               Investors, Inc.; formerly, vice president and associate general counsel of Kidder Peabody & Co., Inc. (1989-1990), assistant general counsel of Gruntal & Co., Inc. (1988), vice president and associate general counsel of Shearson Lehman Hutton Inc. (1988), vice president and assistant general counsel of E.F. Hutton & Co.
                                     Inc. (1986-1988), and special counsel of the Division of Investment
                                     Management of the U.S. Securities and Exchange Commission
                                     (1984-1986); and officer of 23 of the investment companies in the
                                     Franklin Templeton Group of Funds.
                                     Age 42.

                               14





           NAME AND OFFICES                                  PRINCIPAL OCCUPATION
            WITH THE FUND                               DURING PAST FIVE YEARS AND AGE
------------------------------------ -------------------------------------------------------------------
BARBARA J. GREEN                     Senior vice president of Templeton Worldwide, Inc.; senior vice
 Secretary since 1996                president of Templeton Global Investors, Inc., and an officer of other subsidiaries of Templeton  Worldwide,
                                     Inc.;  formerly,  deputy  director  of  the
                                     Division    of    Investment    Management,
                                     executive  assistant and senior  advisor to
                                     the  chairman,  counsellor to the chairman,
                                     special counsel and attorney  fellow,  U.S.
                                     Securities    and    Exchange    Commission
                                     (1986-1995),  attorney, Rogers & Wells, and
                                     judicial   clerk,   U.S.   District   Court
                                     (District of Massachusetts);  and secretary
                                     of 23 of the  investment  companies  in the
                                     Franklin Templeton Group of Funds. Age 49.

JAMES R. BAIO                        Certified public accountant; treasurer of Franklin Mutual Advisers,
 Treasurer since 1994                Inc.; senior vice president of Templeton Worldwide, Inc., Templeton
                                     Global Investors,  Inc. and Templeton Funds
                                     Trust Company; formerly, senior tax manager
                                     with  Ernst  &  Young   (certified   public
                                     accountants) (1977-1989);  and treasurer of
                                     24  of  the  investment  companies  in  the
                                     Franklin Templeton Group of Funds. Age 43.

2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:
HOW IS AN INDEPENDENT AUDITOR SELECTED?
The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor. WHICH INDEPENDENT AUDITOR DID THE BOARD OF DIRECTORS SELECT? For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditor of the Fund since its inception in 1994, and has examined and reported on the fiscal year-end financial statements, dated March 31, 1997, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

3. SHAREHOLDER PROPOSAL THAT THE BOARD CONSIDER APPROVING, AND SUBMITTING FOR SHAREHOLDER APPROVAL, A PROPOSAL TO CONVERT THE FUND FROM A CLOSED-END FUND TO AN INTERVAL FUND:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS
PROPOSAL.
WHAT IS BEING CONSIDERED UNDER THIS ITEM?
At the meeting, a shareholder of the Fund will ask you to vote on its proposal that the Board consider approving, and submitting for approval at a future shareholder meeting, a proposal to convert the Fund from a closed-end fund to an interval fund and to establish a fundamental policy requiring the Fund to make periodic offers to repurchase between 5% and 25% of its outstanding shares at net asset value. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL. THE DIRECTORS BELIEVE THAT THE FUND'S INVESTMENT OBJECTIVES AND POLICIES ARE ENHANCED BY A CLOSED-END STRUCTURE. A CLOSED-END FUND CAN KEEP ALL OF ITS ASSETS INVESTED TOWARD MEETING ITS GOALS. BECAUSE AN INTERVAL FUND IS REQUIRED TO PERIODICALLY BUY BACK SHARES FROM ITS SHAREHOLDERS, IT MUST KEEP ON HAND CASH OR SECURITIES THAT CAN BE READILY SOLD TO RAISE CASH TO PAY REDEEMING SHAREHOLDERS. THE DIRECTORS CONTINUE TO BELIEVE THAT THE BEST WAY FOR THE FUND TO PURSUE LONG-TERM CAPITAL APPRECIATION IS TO IDENTIFY INVESTMENTS IN THE CHINA REGION ON A COMPANY-BY-COMPANY BASIS AND TO HOLD THESE INVESTMENTS FOR A SUFFICIENTLY LONG PERIOD OF TIME TO ALLOW THEM TO APPRECIATE IN VALUE. THIS LONG-TERM INVESTMENT PHILOSOPHY, TOGETHER WITH THE LESS-LIQUID NATURE OF THE CHINESE SECURITIES MARKET, LED THE BOARD TO ORGANIZE THE FUND AS A CLOSED-END FUND. THE BOARD AND MANAGEMENT BELIEVE THAT THE CLOSED-END STRUCTURE REMAINS THE BEST STRUCTURE FOR THE FUND.

HOW DOES AN INTERVAL FUND OPERATE?
An interval fund must operate according to applicable Securities and Exchange Commission ("SEC") rules. These rules require an interval fund to commit to buy back its shares from investors at net asset value at periodic intervals of 3, 6, or 12 months. The periodic repurchase offers must be made pursuant to a fundamental policy approved by the fund's shareholders. Once a fund adopts a fundamental policy, it cannot be changed again without shareholder approval. Periodic repurchase offers must be made to all shareholders. The directors of an interval fund will decide the actual percentage of shares to be repurchased, between a minimum of 5%, and a maximum of 25% of the shares outstanding. An interval fund must hold cash or liquid securities, in an amount at least equal to the value of the shares to be repurchased, from the notice date of the offer until the date the fund determines the price at which the shares will be bought. For more information on Rule 23c-3 and the tax effects of repurchase offers, see Appendix A, "Summary of Rule 23c-3." WHAT IS THE SHAREHOLDER PROPOSAL? The Fund has been informed by Newgate Management Associates ("Newgate"), 1995 Broadway, 12th Floor, New York, NY 10023, a shareholder who claims beneficial ownership of approximately 1,690,000 shares of the Fund as of June 17, 1997, that Newgate expects to present the following proposal: RESOLVED, that the holders of the common stock of Templeton Dragon Fund, Inc. (the "Fund") hereby recommend that the Fund's Board of Directors establish a fundamental policy requiring the Fund to make repurchase offers for Fund's shares at periodic intervals pursuant to Rule 23c-3 promulgated under the Investment Company Act of 1940, as such Rule may be amended from time to time.

Newgate has requested that the following statement be included in the proxy statement in support of its proposal: The prospectus, dated September 21, 1994, pursuant to which the Fund offered its Common Stock to the public states, that:
"After March 31, 1996, the Board of Directors of the Fund will consider at its regularly scheduled quarterly meetings any average discount (calculated on the basis of the closing price as of the last day of trading each week during the fiscal quarters) from the net asset value at which the Fund's common stock have traded during the previous three fiscal quarters. If any such discount, in light of prevailing market conditions at that time, is deemed to be substantial, then the Board will consider whether or not any actions to address such discount should be undertaken." DESPITE THE FACT THAT THE FUND HAS TRADED AT AN AVERAGE DISCOUNT OF 19.0% FOR THE PAST 52 WEEKS AND AN AVERAGE DISCOUNT OF 15.4% SINCE THE FUND'S INCEPTION THROUGH JUNE 13, 1997, THE BOARD OF DIRECTORS HAS NOT ATTEMPTED TO REDUCE THIS DISCOUNT EITHER THROUGH SHARE BUYBACKS OR TENDER OFFERS OR THE CONVERSION OF THE FUND TO OPEN-END STATUS. If the Fund adopted the proposed fundamental policy the Fund would become a "closed-end interval fund." Rule 23c-3, under the Investment Company Act of 1940, provides that closed-end management investment companies such as the Fund may make periodic and certain discretionary repurchases of their securities at net asset value. Periodic repurchases, which may be for between 5% and 25% of the Fund's outstanding shares must be made pursuant to a fundamental policy adopted by the Fund. The Board of Directors of the Fund would determine the interval between repurchase offers and the percentage of Fund shares subject to repurchases consistent with Rule 23c-3. o Adoption of this policy would assure shareholders of at least an annual opportunity to obtain net asset value for at least some of their shares, subject to certain limitations imposed by Rule 23c-3. o The periodic repurchase offer by the Fund for a portion of its shares may reduce the discount to net asset value at which shares of the Fund have historically traded on the NYSE. o In the opinion of the Proponent, this policy will promote stable portfolio management and maintain the Fund as a viable investment vehicle for its long-term shareholders. FOR ALL OF THE FOREGOING REASONS, THE PROPONENT STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. WHAT IS THE RECOMMENDATION OF THE DIRECTORS? THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

WHY DO THE DIRECTORS UNANIMOUSLY RECOMMEND A VOTE AGAINST THIS PROPOSAL? The Directors recommend a vote AGAINST adopting the shareholder proposal for the following reasons, which are discussed in more detail below: O CHANGING THE FUND'S STRUCTURE WOULD REQUIRE A CHANGE IN INVESTMENT STRATEGY THAT IS NOT IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS; O THE LIMITED TIME PERIOD THAT THE FUND HAS BEEN IN OPERATION HAS NOT BEEN LONG ENOUGH TO REALIZE THE FULL POTENTIAL OF THE FUND'S INVESTMENTS; O CONVERTING TO AN INTERVAL FUND WOULD INTERFERE WITH AND SERIOUSLY LIMIT THE FUND'S INVESTMENT FLEXIBILITY; O BECAUSE OF CURRENT MARKET DEVELOPMENTS AND POLITICAL CONDITIONS IN CHINA AND HONG KONG, CONVERSION TO AN INTERVAL FUND IS INAPPROPRIATE AT THIS TIME; O THE LEVEL OF THE FUND'S DISCOUNT TO NET ASSET VALUE HAS NOT BEEN UNUSUAL AND HAS BEEN IN THE SAME RANGE AS THAT OF COMPARABLE CLOSED-END FUNDS; O SIGNIFICANT TAX CONSEQUENCES MAY RESULT FROM CONVERSION TO AN INTERVAL FUND; O THE FUND'S EXPENSES ARE LIKELY TO INCREASE IF THE FUND IS CONVERTED TO AN INTERVAL FUND; AND O THE FUND MAY HAVE TO BORROW TO RAISE THE MONEY NECESSARY TO BUY BACK FUND SHARES, INCREASING THE RISK OF AN INVESTMENT IN THE FUND.

1. CONVERSION TO AN INTERVAL FUND REQUIRES CHANGES TO THE FUND'S PORTFOLIO STRUCTURE AND INVESTMENT STRATEGY THAT ARE NOT IN THE BEST INTERESTS OF THE
FUND AND ITS SHAREHOLDERS.
The Directors have reviewed the Fund's discount to net asset value at regularly scheduled Board meetings. They have, each time, carefully considered whether the interests of the shareholders, who bought Fund shares because they want to participate in the investment opportunities presented by <F1> China Companies,1

(1) China Companies are defined in the Fund's prospectus as equity securities of companies (i) organized under the laws of, or with a principal office in, the People's Republic of China ("China" or the "PRC") or Hong Kong, or the principal business activities of which are conducted in China or Hong Kong, or for which the principal equity securities trading market is in China or Hong Kong, and
(ii) that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or Hong Kong. are being well served. They have concluded that share buy-backs, tender offers and other measures which simply address the discount are not in the interests of the Fund and its shareholders. The Fund was originally established as a closed-end fund because of its investment objective: seeking long-term capital appreciation by investing in China Companies. The long-term nature of the Fund's investment program was described in the Fund's prospectus. Most shareholders have invested in Fund shares because of this program. The Investment Manager's approach to investing the Fund's assets is to purchase shares of companies that are perceived to have potential to benefit from the growth and opening of the Chinese markets and from continuing economic integration in Asia. Realizing the full benefit of these investments is a long-term process, and the Fund has been in existence for fewer than three years. Converting the Fund to an interval fund would require the Fund to focus on short-term considerations to facilitate periodic redemptions. Of course, using the Fund's assets to buy back shares reduces the asset base which can be deployed to realize the Fund's primary goals. This short-term focus would be disruptive to the Fund's "buy and hold" investment program, and therefore is not in the best interests of the Fund and its shareholders.
                               21

2. THE LIMITED TIME PERIOD THAT THE FUND HAS BEEN IN OPERATION HAS NOT BEEN LONG ENOUGH TO REALIZE THE FULL POTENTIAL OF THE FUND'S INVESTMENTS.
<F1>
The Fund has been in existence for a limited period of time.2

(2) The Fund commenced operations on September 21, 1994.
The Investment Manager has successfully implemented an investment program of long-term value investing in an emerging market. The Fund's portfolio turnover demonstrates the Fund's buy-and-hold investment strategy. Portfolio turnover measures how actively a fund buys and sells portfolio securities. For 1997 and 1996, the two full fiscal years the Fund has been in operation, the portfolio turnover rate has been 8.73% and 7.81%, respectively, rates significantly lower than most other funds. The limited time period that the Fund has been in operation has not been long enough to realize the full potential of the Fund's investments. Operation of the Fund to facilitate periodic redemptions does not comport with the Fund's long-term investment approach. If forced to make periodic buy-backs as an interval fund, the Fund would be required to increase its portfolio turnover, resulting in both increased transaction costs and disruption of the Fund's primary investment program of long-term value investing. 3. CONVERTING TO AN INTERVAL STRUCTURE WOULD INTERFERE WITH AND LIMIT THE FUND'S INVESTMENT FLEXIBILITY. The closed-end structure allows the Investment Manager to invest the Fund's assets solely in accordance with the Fund's investment objective. As a closed-end fund, the Fund can keep all of its assets working toward its investment goals. This gives the Investment Manager the flexibility to invest in less liquid securities that present attractive long-term opportunities. If the Fund is converted to an interval fund, however, the Investment Manager could be required to sell portfolio securities before their full potential has been reached in order to raise cash. Moreover, the Investment Manager continues to look for attractive investment opportunities for the Fund. By having to hold cash and liquid securities to meet periodic buy-backs, however, the Fund may be unable to take advantage of these opportunities. Finally, the Investment Manager has informed the Board that the Fund's liquidity and its "ability to sell" Chinese securities decreases in times of generally declining market prices. In a declining market, the Fund could be forced to accept a lower price for securities than might otherwise be the case. On the other hand, as a closed-end fund, the Fund is protected from
                               22
the necessity of selling its investments at a time when market prices are temporarily depressed, because it does not have to sell off investments to meet mandatory "buy-back" offers. 4. SIGNIFICANT MARKET DEVELOPMENTS AND POLITICAL CONDITIONS IN CHINA AND HONG KONG MAKE CONVERTING TO AN INTERVAL FUND INAPPROPRIATE AT THIS TIME. As described more fully in the prospectus, investing in emerging markets like China involves special considerations related to market and currency volatility, unexpected economic, social, and political developments, and the relatively small size and lesser liquidity of the markets involved. Currently, in China and Hong Kong, political and economic forces have created uncertainties in the securities markets. For example, United States-China relations, China-Taiwan relations, the political future of China and the incorporation of Hong Kong into China are all significant factors which create an unpredictable and variable marketplace and increase market volatility for Chinese securities. In addition, foreign investors in securities listed on Chinese exchanges are restricted to buying "B" shares, which may only be owned by foreign investors and are less liquid than might otherwise be the case. These market restrictions and uncertainties have influenced the Directors' decision of how to address the discount and whether to convert to an interval fund. In the face of these factors, the Board continues to believe that the Fund's closed-end structure is particularly well suited to investing in the China region and advises against a change in the Fund's structure. 5. THE LEVEL OF THE FUND'S DISCOUNT TO NET ASSET VALUE IS NOT UNUSUAL AND IS <F1> IN THE SAME RANGE AS THAT OF COMPARABLE CLOSED-END FUNDS.*

* Premium/discount information provided by Lipper Analytical Services, July, 1997. Although the Fund's shares have traded at a discount since the fourth calendar quarter of 1994, the Fund is trading at a discount comparable to other closed-end funds investing in the China region. As of July 25, 1997, among U.S. registered closed-end funds that primarily invest in China, discounts ranged from -22.0% to -19.8%. The Fund's discount as of that date was -21.0%. Since the Fund's inception, the premium/discount from net asset value has ranged from a low of -22.0% on April 25, 1997 to a high of +6.7% on September 30, 1994. The average weekly discount to net asset value from inception to July 25, 1997 was -15.4%. Since inception, the net asset value per share has ranged from a low of $13.31 to a high of $20.21, with an average weekly net asset value per share of $16.06. The market value per
                               23

SHARE FROM INCEPTION HAS RANGED FROM A LOW OF $11.25 ON DECEMBER 9, 1994 TO A HIGH OF $16.63 ON JANUARY 17, 1997, WITH AN AVERAGE WEEKLY MARKET VALUE PER SHARE OF $13.53. FURTHERMORE, ALTHOUGH ACTIONS TO REDUCE THE DISCOUNT MAY PROVIDE SELLING SHAREHOLDERS A TEMPORARY INCREASE IN THE VALUE OF THEIR SHARES, ACTION AGAINST THE DISCOUNT MAY NOT INCREASE LONG-TERM SHAREHOLDER VALUE. IN ORDER TO BUY BACK SHARES, THE FUND MAY HAVE TO SELL STRATEGIC INVESTMENTS AT UNFAVORABLE TIMES, INCREASING COSTS AND DISRUPTING LONG-TERM VALUE INVESTING. BUYING BACK SHARES ALSO REDUCES THE AMOUNT OF ASSETS AVAILABLE FOR INVESTMENT IN ACCORDANCE WITH THE FUND'S INVESTMENT PROGRAM. MOREOVER, THERE IS NO CERTAINTY THAT CONVERSION TO AN INTERVAL FUND WILL REDUCE THE DISCOUNT. ACCORDINGLY, THE BOARD DOES NOT BELIEVE THAT THE MERE POSSIBILITY OF REDUCING THE DISCOUNT FROM NET ASSET VALUE JUSTIFIES THE SIGNIFICANT CHANGES TO THE FUND'S MANAGEMENT AND OPERATIONS THAT WOULD BE REQUIRED IF THE FUND WERE TO CONVERT TO AN INTERVAL FUND. THE DIRECTORS CONTINUALLY REVIEW WHETHER THE FUND IS MANAGED AND OPERATED IN A MANNER CONSISTENT WITH THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THIS REVIEW INCLUDES PERIODIC CONSIDERATION OF MEASURES TO REDUCE THE DISCOUNT, SUCH AS THE POSSIBILITY OF SHARE BUY-BACKS, TENDER OFFERS, AND CONVERSION OF THE FUND INTO AN OPEN-END FUND. BECAUSE THESE MEASURES WOULD HAVE A NEGATIVE IMPACT ON THE FUND'S PORTFOLIO MANAGEMENT AND EXPENSE RATIO, THE BOARD HAS NOT ADOPTED ANY OF THESE MEASURES TO DATE. 6. SIGNIFICANT TAX CONSEQUENCES MAY RESULT FROM CONVERSION TO AN INTERVAL FUND. As an interval fund, the Fund may be required to sell securities to meet buy-back requests. Selling appreciated securities would result in the Fund realizing and distributing to shareholders capital and/or ordinary gains, while selling depreciated securities would result in a loss that would reduce the amounts distributable to shareholders. Moreover, repurchase payments may be characterized for tax purposes as dividends, causing shareholders to pay taxes on any gains at ordinary income rates, rather than at lower capital gains rates. In addition, the IRS could contend that shareholders who do not redeem all of their shares should be treated as having received dividends (even though they have received no cash or Fund stock). If the shareholder proposal is approved, it may be necessary to seek interpretive relief from the IRS on these points, as well as others, including assurance that the Fund's operation as an interval fund would be consistent with its continued treatment as a Regulated Investment Company. For more information on the tax effects of interval fund repurchases, see Appendix A, "Summary of Rule 23c-3."

7. THE FUND'S EXPENSES ARE LIKELY TO INCREASE IF THE FUND IS CONVERTED TO AN INTERVAL FUND. Because an interval fund must periodically buy back its shares, the size of an interval fund decreases as more shares are bought back. Although interval funds may continually offer and sell new shares, unless the Fund's principal underwriter or "distributor" is able to sell enough new shares to offset the buy-backs, the Fund would shrink in size. Because certain of the Fund's operating expenses are fixed, shrinking in size would increase the ratio of the Fund's operating expenses to its income and net assets. The ongoing costs of operating as an interval fund can also be expected to increase. The annual costs would include possible distribution costs, the costs of notifying shareholders about repurchase offers, the costs of maintaining a current prospectus, and the costs of preparing and filing the requisite documents with the SEC. Further, as an interval fund, the Fund could subject shareholders seeking to take advantage of share repurchases to additional expenses. Under SEC rules, the Fund may deduct from the repurchase offer a fee, not to exceed 2% of the buy-back amount, to compensate the Fund for expenses and costs related to the repurchase. Although the Board has not concluded that a fee would be necessary, a fee may be imposed if the conversion occurs. 8. THE FUND MAY HAVE TO BORROW TO RAISE THE MONEY NECESSARY TO REPURCHASE FUND SHARES. As an interval fund, the Fund may have to borrow money to raise the cash necessary to repurchase Fund shares. For example, in cases where the Fund wishes to avoid selling securities at inopportune times, the Fund could be forced to borrow money to pay for the buy-backs. Borrowing under these circumstances could create additional investment risks for shareholders that include: (i) the cost of borrowing may exceed the income generated from securities held by the Fund, (ii) unless certain asset coverage for the borrowing is maintained, the Fund would be prohibited from making distributions to shareholders, (iii) a failure to make distributions could result in the Fund ceasing to qualify as a Regulated Investment Company under the Internal Revenue Code; (iv) if the asset coverage for preferred stock or debt securities declines to less than certain levels, the Fund may be required to pay back the debt, selling a portion of its investments when it may be disadvantageous to do so; and (v) if assets of the Fund are used as security for the borrowing and the Fund is unable to meet its obligations, those assets may be forfeited. All the costs associated with borrowing to repurchase shares will be borne by the Fund, and thus ultimately by its shareholders.

WHAT ADDITIONAL MEASURES WOULD NEED TO BE TAKEN IN CONNECTION WITH CONVERSION TO INTERVAL FUND STATUS? If the shareholder proposal is approved, the Board of Directors will consider the proposal to convert the Fund from a closed-end fund to an interval fund in light of their fiduciary obligations to shareholders and the shareholder votes cast. However, adoption of a policy to convert the Fund to an interval fund would require approval by the Fund's shareholders. Accordingly, if the Directors conclude that conversion of the Fund to an interval fund is consistent with the best interests of the Fund and its shareholders, the Board will submit the proposal to shareholders for consideration at a future meeting. If, however, the Board determines that conversion would not be consistent with the best interests of the Fund and its shareholders, no further action would be taken. In the event that the Board decides to submit the proposal to shareholders, the Board may also conclude that conversion to an interval fund would require other changes to the Fund's investment objectives and policies, which may or may not require shareholder approval. Finally, the Board may need to approve other changes in the Fund's administration and structure to facilitate operation as an interval fund. THE DIRECTORS BELIEVE THAT THE CONTINUED OPERATION OF THE FUND AS A CLOSED-END FUND IS IN YOUR BEST LONG-TERM INTEREST, AND UNANIMOUSLY RECOMMEND A VOTE AGAINST THIS PROPOSAL.

4. OTHER BUSINESS:
The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

  INFORMATION ABOUT THE FUND:
The Fund's last audited financial statements and annual report, dated March 31, 1997, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030. As of May 31, 1997, the Fund had 54,007,093 shares outstanding and assets of $1,082,129,842.71. The Fund's shares are listed on the NYSE (symbol: TDF) and on the Osaka Stock Exchange (symbol:
8683). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 31, 1997, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of May 31, 1997, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors and Officers, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended March 31, 1997, the filing requirements for these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings. THE INVESTMENT MANAGER. The investment manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement amended and restated as of November 23, 1995, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly-owned subsidiary of Resources.

THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at Broward Financial Center, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. Prior to October 1, 1996, the Fund's administrator was Templeton Global Investors, Inc. In addition, FT Services has entered into a Japanese shareholder servicing and administration agreement with Nomura Capital
Management, Inc. ("Nomura") with offices at 180 Maiden Lane, Suite 2903, New York, New York 10038, an affiliate of the initial underwriter, Nomura
International   (Hong  Kong)  Limited,   under  which  Nomura  performs  certain
administrative functions in Japan, subject to FT Services' supervision. THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated September 20, 1994. THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated August 30, 1994.

  FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING: SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the professional proxy solicitation firm asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $25,000. The Fund does not reimburse Directors and Officers of the Fund and regular employees of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs related to the solicitation and the Meeting. If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card originally sent with your proxy statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable. VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial shareholders, will request voting instructions from their customers, clients and beneficial shareholders. If these instructions are not received by the date specified in the broker-dealer firms' or JSCC's proxy solicitation materials, the Fund understands that broker-dealers and JSCC may vote on behalf of their customers, clients, and beneficial shareholders only with regard to Proposals 1 and 2.

QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers and JSCC have discretionary voting power, the shares that represent "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the shareholder proposal that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 4, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, 3, and 4. ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present and voting at the Meeting. Abstentions and "broker non-votes" will not be voted for or against any adjournment to permit further solicitation of proxies. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in July, 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091, no later than April 3, 1998.

By order of the Board of Directors,

Barbara J. Green,
Secretary

August 1, 1997

                                                                    APPENDIX A

                            SUMMARY OF RULE 23C-3

   Rule 23c-3 under the 1940 Act provides that closed-end funds may make periodic repurchases of their securities at net asset value. These type of funds are generally called "interval funds." Periodic repurchases, which may be for between 5% and 25% of a fund's outstanding shares, must be made pursuant to a fundamental policy approved by shareholders. The fundamental policy must specify, among other things, a periodic interval of three, six, or twelve months. Repurchases. An interval fund repurchases its shares, in cash, at the net asset value determined on the repurchase pricing date, the date on which an interval fund determines the net asset value applicable to the repurchase of the securities. The repurchase pricing date must be no later than the fourteenth day after the repurchase request deadline (or the next business day if the "fourteenth" day is not a business day). The repurchase request deadline is the date by which an interval fund must receive repurchase requests in response to the offer or in modification of the repurchase request. An earlier repurchase pricing date may be used if, on or immediately following the repurchase request deadline, it appears that the use of an earlier repurchase pricing date is not likely to result in significant dilution of the net asset value of either shares that are tendered for repurchase or shares that are not tendered. Payment for any shares repurchased pursuant to an offer must be made within seven days after the repurchase pricing date. An interval fund may deduct from the repurchase proceeds only a repurchase fee, not to exceed 2% of the proceeds, that is paid to the interval fund and is reasonably intended to compensate the interval fund for expenses directly related to the repurchase. This fee would be retained by the interval fund. There is a risk of decline in net asset value as a result of the delay between the repurchase request deadline and the repurchase pricing date, due to declines, among other things, in prices of securities held by an interval fund and fluctuations in the currencies in which the securities are denominated relative to the U.S. dollar. Repurchases in Excess of the Repurchase Offer Amount; Proration; Repurchase Fee. An interval fund may, but is not obligated to, purchase up to an additional 2% of its shares outstanding on a repurchase request deadline if the acceptances under the offer exceed the repurchase offer amount. If an interval fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender shares in an amount exceeding the repurchase offer amount plus 2% of the shares outstanding on the repurchase request deadline, the interval fund shall repurchase the shares tendered on a pro rata basis, except that an interval fund may accept (1) all shares tendered by shareholders who own fewer than 100 shares and who tender all their shares, before prorating shares tendered by others and (2) by lot all shares tendered by shareholders who tender all shares held by them and who, when tendering their shares, elect to have either all or none, or a minimum or none, accepted, so long as the interval fund first accepts all shares tendered by shareholders who do not so elect. If an offer is oversubscribed, shareholders may be unable to liquidate all or a given percentage of their shares at net asset value during the repurchase period. The risk also exists that, because of the potential for proration, some shareholders may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares. Notification. At least 21 days and no more than 42 days before the repurchase request deadlines, an interval fund must send notification containing specified information to each holder of record and to each beneficial owner of shares that are the subject of the repurchase offer. The information provided must include, among other things, the repurchase offer amount, the repurchase request deadline and the applicable repurchase fee. Notification also must include the procedures for shareholders to tender their shares, procedures for modifying or withdrawing tenders, procedures under which the interval fund may repurchase shares on a pro rata basis, and the circumstances under which the interval fund may suspend or postpone the offer. An interval fund must provide the net asset value of the shares, which must be computed not more than seven days before the date of notification, the market price of the shares on the date on which the net asset value was computed, and the means by which shareholders may ascertain the net asset value and market price thereafter. Source of Funds. From the time the interval fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date, the interval fund is required to maintain liquid assets in an amount equal to at least 100% of the repurchase offer amount. Portfolio management techniques would be modified accordingly. Withdrawal Rights. Tenders made pursuant to an offer are irrevocable after the repurchase request deadline. However, shareholders may modify the number of shares being tendered or withdraw shares tendered at any time up to the repurchase request deadline. Tax Consequences of Offers. The following discussion summarizes the federal income tax consequences to a shareholder of a tender of shares pursuant to an offer. You should consult your own tax advisor regarding specific tax consequences, including state and local tax consequences of a tender of shares by you. If accepted, a tender of shares pursuant to an offer by an interval fund is a taxable transaction for federal income tax purposes. In general, the transaction is treated as a sale or exchange of the shares (resulting in capital gain or loss treatment if the shares are held as capital assets) rather than as a dividend if the tender (1) completely terminates the shareholder's interest in the interval fund, (2) is "substantially disproportionate" with respect to the shareholder, or (3) is "not essentially equivalent to a dividend." A complete termination of a shareholder's interest generally requires that the shareholder dispose of all shares directly or constructively owned by him or her. A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the fund after all shares are tendered. A distribution is "not essentially equivalent to a dividend" if the shareholder has a minimal interest in the fund, exercises no control over fund affairs and there is a "meaningful reduction" in the shareholder's proportionate ownership interest in the fund. If a repurchase transaction is not treated as a sale or exchange of shares, a tendering shareholder might be treated as having received a dividend distribution (to the extent there are available earnings and profits) instead of a payment in exchange for the shareholder's shares. In that event, it also is possible that non-tendering shareholders could be treated as having received "deemed dividends"--i.e., taxable stock distributions due to their increase in percentage ownership of the interval fund resulting from the interval fund's repurchase of shares of tendering shareholders. The Fund is required to withhold 31% of the gross proceeds paid to an individual or certain other non-corporate shareholders or other payees pursuant to an offer if the Fund has not been provided with the shareholder's taxpayer identification number (which, for an individual, is usually the social security number) and certain related certifications required under IRS regulations. Foreign shareholders are required to provide the Fund with a completed IRS Form W-8. Foreign shareholders may be subject to withholding of 30% (or a lower treaty rate) on any portion of proceeds received from a repurchase that is deemed to constitute a dividend. Suspension and Postponement of Offers. An interval fund may suspend or postpone an offer by vote of a majority of the members of its board of directors (including a majority of the members who are not "interested persons," as that term is defined in the 1940 Act, of the interval fund), but only (1) if repurchases pursuant to the offer would impair the interval fund's status as a Regulated Investment Company under the Internal Revenue Code; (2) if repurchases pursuant to the offer would cause the shares to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the NYSE or any other market in which the securities owned by the interval fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in the market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the interval fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the interval fund fairly to determine its net asset value; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the interval fund. If an offer is suspended or postponed, an interval fund must provide notice thereof to shareholders. If an interval fund renews a suspended offer or re-institutes a postponed offer, the interval fund must send a new notification to all shareholders.

PROXY

                           TEMPLETON DRAGON FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 23, 1997


         The undersigned hereby evokes all previous proxies for his shares and appoints BARBARA J. GREEN, JAMES R. BAIO and JOHN R. KAY, and each of them, proxies of the undersigned with full power of substitution to vote for share of Templeton Dragon Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 p.m.., EDT, on the 23rd day of September 1997, including any adjournment thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AGAINST THE PROPOSAL 3, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 4.



CONTINUED AND TO SIGN ON REVERSE SIDE        SEE REVERSE SIDE


                              FOLD AND DETACH HERE

 X    PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE




1 - Election of Directors
Nominees: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday.



     FOR all nominees               WITHHOLD
    listed (except as              AUTHORITY
   marked to the right)         to vote for all
                                nominees listed
                                    above

   ------------------------------------------------------------
     For all nominees except as noted above.

2 - Ratification of the selection of McGladrey & Pullen, LLP, Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending March 31, 1998.


                 FOR               AGAINST             ABSTAIN



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 3.

3 - To request and recommend that the Board of Directors consider approving and submitting for shareholders approval, a propopsal to convert the Fund from a closed-end fund to an interval fund.


                 FOR               AGAINST             ABSTAIN




4 - To vote upon any other busienss which may legally come before the Meeting.

                GRANT              WITHHOLD

                                   YES  NO
I PLAN TO ATTEND THE MEETING.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holders must sign.



Signature:                    Date:          Signature:               Date:

                              FOLD AND DETACH HERE